Restricted net assets	12 Months Ended
Dec. 31, 2025
Restricted net assets
Restricted net assets

23. Restricted net assets

The Company’s subsidiaries and VIE, in accordance with the PRC Company Laws, must make appropriation from their after-tax profit (as determined under PRC GAAP) to non-distributable reserve funds including (i) statutory surplus fund, (ii) statutory public welfare fund and (iii) discretionary surplus fund. Statutory surplus fund is at least 10% of the after-tax profit as determined under PRC GAAP until such reserve has reached 50% of the registered capital of the respective company. Appropriation of the statutory public welfare fund and discretionary surplus fund are made at the discretion of the Company.

The appropriation to these reserves by the Group’s PRC entities were RMB21,933, RMB13,450 and RMB6,508 for the years ended December 31, 2023, 2024 and 2025. The accumulated reserves as of December 31, 2023, 2024 and 2025 were RMB156,577, RMB170,008 and RMB176,516 respectively.

As a result of these PRC laws and regulations and the requirement that distributions by PRC entities can only be paid out of distributable profits computed in accordance with PRC GAAP, the PRC entities are restricted from transferring a portion of their net assets to the Group. Amounts restricted include paid-in capital, additional-paid-in capital and the statutory reserves of the Company’s PRC subsidiaries and VIE. The aggregate amounts of capital and statutory reserves restricted which represented the amount of net assets of the relevant subsidiaries and VIE in the Group not available for distribution was RMB3,424,947 as of December 31, 2025.